UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 4, 2009

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                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 (Jurisdiction of incorporation or organization)

               001-16503                                98-0352587
       (Commission file number)            (I.R.S. Employer Identification No.)

                            c/o Willis Group Limited
                    51 Lime Street, London, EC3M 7DQ, England
                    (Address of principal executive offices)

                              (011) 44-20-3124-6000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement.

     On February 4, 2009, Willis Group Holdings Limited ("Willis"), along with its indirect wholly owned subsidiary, Willis North America Inc. ("WNA"), entered into the second amendments effective as of February 4, 2009, for each of (i) the Credit Agreement, dated as of October 1, 2008 (the "Five-Year Credit Agreement"), among WNA, Willis, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger, and (ii) the 364-Day Credit Agreement, dated as of October 1, 2008 (the "364-Day Credit Agreement" and, together with the Five-Year Credit Agreement, collectively, the "Credit Agreements"), among WNA, Willis, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger. Pursuant to the amendments to the Credit Agreements, the following shall be excluded from the amount of Consolidated Fixed Charges (as defined in each Credit Agreements) for any period: (a) the amount of scheduled payments of principal of any senior unsecured debt of Willis or any of its Subsidiaries made with proceeds of certain equity or unsecured debt issuance and (b) the amount of scheduled payments of principal of any debt made prior to the first day of the fiscal quarter in which such principal payment is schedule to be made.

     This description of the Second Amendments to the Five-Year Credit Agreement and the 364-Day Credit Agreement does not purport to be complete and is qualified in its entirety by reference to each of the second amendments to the Five-Year Credit Agreement and the 364-Day Credit Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits.

   (d)   Exhibits


Exhibit No.      Description
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10.1             Second Amendment dated February 4, 2009 to the Five-Year Credit
                 Agreement, dated as of October 1, 2008, among Willis North
                 America Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and
                 Swing Line Lender and Bank of America Securities LLC, as
                 Administrative Agent and Sole Lead Arranger

10.2 Second Amendment dated February 4, 2009 to the 364-Day Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Willis Group Holdings Limited


                                               By: /s/ Adam G. Ciongoli
                                                   -----------------------------
                                                   Adam G. Ciongoli
                                                   General Counsel




Date: February 5, 2009

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
10.1 Second Amendment dated February 4, 2009 to the Five-Year Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger

10.2 Second Amendment dated February 4, 2009 to the 364-Day Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger